                                  SCHEDULE 14A

                                 (RULE 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, For Use of
                                                 the Commission only (as
                                                 Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                U.S. VISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

--------------------------------------------------------------------------------

     (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)      Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)      Filing Party:

--------------------------------------------------------------------------------

     (4)      Date Filed:

--------------------------------------------------------------------------------

                                [USV LETTERHEAD]




                                                                January 22, 2002




Dear Shareholders:




You are invited to attend the annual meeting of shareholders of U.S. Vision, Inc., for the fiscal year ended January 31, 2001, which will be held at the company's corporate headquarters, 10 Harmon Drive, Glendora, New Jersey, on Tuesday, February 19, 2002, at 10:00 a.m. Eastern time. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

At this year's shareholders meeting, you will be asked to vote on the matters listed in the enclosed Notice of Annual Meeting of Shareholders. The Board of Directors unanimously recommends a vote FOR the proposals listed as Items 1 through 2 in the Notice and described in the enclosed Proxy Statement.

Whether or not you expect to attend the annual meeting in person, it is important that your shares be represented and voted at the annual meeting regardless of the size of your holdings. Please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

Attendance at the annual meeting will be limited to shareholders of record as of December 31, 2001, and to guests of the company. I look forward to greeting those of you who will be able to attend the meeting.




Sincerely,


/s/  William A. Schwartz, Jr.
Chairman of the Board, President and Chief Executive Officer




                             YOUR VOTE IS IMPORTANT
                             Please Sign, Date, and
                             Return Your Proxy Card

                                [USV LETTERHEAD]

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, FEBRUARY 19, 2002

                              --------------------

To our Shareholders:

The annual meeting of shareholders of U.S. Vision, Inc., a Delaware corporation (the "Company" or "USV"), for the fiscal year ended January 31, 2001 ("fiscal 2000") will be held at the company's corporate headquarters, 10 Harmon Drive, Glendora, New Jersey, on Tuesday, February 19, 2002, at 10:00 a.m., Eastern time, for the following purposes, each as more fully described in the following pages of this Proxy Statement, which are made a part of this notice:

         1. To elect eight directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of shareholders or until such director's successor shall have been duly elected and qualified;

         2. To ratify the selection of Ernst & Young LLP as the independent auditor of the Company for the fiscal year ending January 31, 2002; and

         3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The board of directors has fixed the close of business on December 31, 2001, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting. You may examine a list of USV's shareholders as of the close of business on December 31, 2001, for any purpose relevant to the meeting during the 10-day period preceding the date of the meeting at the offices of USV, located at Glen Oaks Industrial Park, One Harmon Drive, Glendora, New Jersey 08029.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting in person, you are urged to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the Company.

By Order of the Board of Directors,

/s/ Carmen J. Nepa III
Senior Vice President,
Chief Financial Officer and Secretary

Glendora, New Jersey
January 22, 2002

It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials. If so, please sign and return each copy of the proxy card you receive so that all of your shares may be voted. The proxy is revocable at any time before it is voted at the annual meeting.

                                U.S. VISION, INC.
                                ONE HARMON DRIVE
                           GLENDORA, NEW JERSEY 08029

                              ---------------------

                                 PROXY STATEMENT
                                       FOR
                                 ANNUAL MEETING
                                  TO BE HELD ON
                                FEBRUARY 19, 2002

                              ---------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by U.S. Vision, Inc., on behalf of the Board of Directors, for the fiscal 2000 annual meeting of shareholders. This Proxy Statement and the related proxy form are being distributed on or about January 22, 2002.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote in person at the meeting, and submitting your proxy card will not affect your right to attend the meeting and vote.

================================================================================

ELECTION OF DIRECTORS

================================================================================

The first proposal scheduled to be voted on at the annual meeting is the election of eight directors, each to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has nominated Richard K. McDonald, G. Kenneth Macrae, George E. Norcross III, Joseph J. Roberts, Jr., William A. Schwartz, Jr., Dennis J. Shaughnessy, J. Roger Sullivan, Jr., and Peter M. Troup. All of these individuals, except for Messrs. Norcross and Roberts, are currently serving as USV directors and their current terms expire at the annual meeting. Messrs. Norcross and Roberts are being nominated to the USV Board of Directors for the first time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy to vote for the directors nominated by the Board and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Company's bylaws, directors are elected by a plurality of the votes of shares represented and entitled to be voted at the annual meeting. That means, the eight nominees will be elected if they receive more affirmative votes than any other nominees.

================================================================================

DIRECTOR INFORMATION

================================================================================

Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, assuming election of the nominees named above:


RICHARD K. MCDONALD                     Mr. McDonald is currently a director of USV.
Age:  54                                Since 1989, Mr. McDonald has served as the
Director since 1994                     President and Director of Constitution
Executive, Audit and Compensation       Capital Corporation, a general partner of
Committees                              M&M General Partnership and a general
                                        partner of RKM Investment Company, the
                                        general partner of Constitution Partners I,
                                        L.P.

G. KENNETH MACRAE                       Mr. Macrae is currently a director of USV.
Age:  72                                He is a consultant to Keystone Venture
Director since 1990                     Capital Management Co., a venture capital
Compensation, Executive                 firm in Philadelphia, Pennsylvania. Prior to
and Stock Option Committees             serving as a consultant, Mr. Macrae was,
                                        from 1983 to 1997, the President of Keystone
                                        Venture Capital Management Co. and the
                                        President and Director of KVM IV MCGP, Inc.,
                                        the general partner of Keystone Venture IV
                                        Management Company, L.P. and Keystone IV, L.P.

GEORGE E. NORCROSS III                  Mr. Norcross is a nominee for director of
Age:  45                                USV. He is the Chairman and the Chief
Director Nominee                        Executive Officer of Commerce National
                                        Insurance Services, the insurance unit of
                                        Commerce Bancorp. Mr. Norcross has served in
                                        that position, or in similar positions with
                                        predecessor companies, since 1979.

JOSEPH J. ROBERTS, JR.                  Mr. Roberts is a nominee for director of
Age:  49                                USV. Since 1987 he has served as a member of
Director Nominee                        the General Assembly of the State of New
                                        Jersey, where he is currently serving as
                                        Majority Leader. Mr. Roberts, a
                                        self-employed businessman, is President of
                                        Jersey Shore Hospitality, LLC, which owns
                                        and operates three restaurants in Cape May
                                        County, New Jersey.

WILLIAM A. SCHWARTZ, JR.                Mr. Schwartz serves as USV's President,
Age:  59                                Chief Executive Officer and Chairman of the
Director since 1967                     Board and has served in that capacity for
Executive Committee                     the Company and its predecessors since 1967.
                                        Mr. Schwartz also serves on the board of
                                        directors of Commerce Bancorp (NASDAQ: CBH).

DENNIS J. SHAUGHNESSY                   Mr. Shaughnessy is currently a director of
Age:  54                                USV. Since 1989, Mr. Shaughnessy has served
Director since 1994                     as the Managing Director, Treasurer and
Audit, Compensation and Stock Option    Director of Grotech Capital Group, Inc., the
Committees                              general partner of Grotech Partners III,
                                        L.P., Grotech III Companion Fund, L.P. and
                                        Grotech III Pennsylvania Fund, L.P. and
                                        Managing Director, Treasurer and Director of
                                        Grotech Capital Group IV, Inc., the general
                                        partner of Grotech Partners IV, L.P. Mr.
                                        Shaughnessy also serves on the board of
                                        directors of Polk Audio Inc. (NASDAQ: PKAU)
                                        and FTI Consulting, Inc. (AMEX: FCN).

J. ROGER SULLIVAN, JR.                  Mr. Sullivan is currently a director of USV.
Age:  58                                Since March 1994, Mr. Sullivan has served as
Director since 1994                     a vice president of Grotech Capital Group,
Audit Committee                         Inc., the general partner of Grotech
                                        Partners III, L.P. and Grotech Capital IV,
                                        Inc., the general partner of Grotech
                                        Partners IV, L.P.

PETER M. TROUP                          Mr. Troup is currently a director of USV.
Age:  57                                Since 1996, Mr. Troup has served as a
Director since 1997                     management consultant to the retail
                                        industry.

================================================================================

INFORMATION CONCERNING EXECUTIVE OFFICERS

================================================================================

Background information about the Company's executive officers who are not nominees for election as a director is set forth below.


GAYLE E. SCHMIDT                        Ms. Schmidt has served as USV's Executive
Age:  48                                Vice President and Chief Operating Officer
                                        since April 2000. From 1990 to March 2000,
                                        she served as the Company's Executive Vice
                                        President, Manufacturing.

GEORGE T. GORMAN                        Mr. Gorman has served as USV's President,
Age:  49                                Retail since February 1998. From September
                                        1996 to January 1998, he served as the
                                        Executive Vice President, Retail of the
                                        Company.

CARMEN J. NEPA III                      Mr. Nepa has served as USV's Senior Vice
Age:  36                                President, Chief Financial Officer and
                                        Secretary since November 2001. From 1995 to
                                        October 2001, Mr. Nepa was a senior manager
                                        with Ernst & Young LLP.

--------------------------------------------------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD

--------------------------------------------------------------------------------

The Board met five times during fiscal 2000. During fiscal 2000, all then incumbent directors attended at least 75% of the meetings of the Board and the Board committees on which they served.

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Stock Option Committee. The Board does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board as a whole.

Audit Committee. The Audit Committee of the Board of Directors, currently consisting of Messrs. McDonald, Shaughnessy and Sullivan, is authorized to recommend to the Board of Directors independent certified public accounting firms for selection as auditors of the Company, make recommendations to the Board of Directors on auditing matters, examine and make recommendations to the Board of Directors concerning the scope of audits, and review and approve the terms of transactions between or among the Company and related parties. None of the members of the Audit Committee is an employee of the Company. Mr. McDonald is the Chairman of the Audit Committee. The Audit Committee met four times during fiscal 2000.

Compensation Committee. The Compensation Committee of the Board of Directors, currently consisting of Messrs. Shaughnessy, Macrae and McDonald, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, investment programs and insurance plans. The Compensation Committee is also authorized to exercise all of the powers of the Board of Directors in matters pertaining to employee promotions and the designation or revision of employee positions and job titles. None of the members of the Compensation Committee is an employee of the Company. Mr. Shaughnessy is Chairman of the Compensation Committee. The Compensation Committee met once during fiscal 2000.

Executive Committee. The Executive Committee of the Board of Directors, currently consisting of Messrs. Macrae, McDonald and Schwartz, is authorized to exercise substantially all of the powers of the board in the management and business affairs of the Company, except it does not have the authority to declare dividends, authorize the issuance of shares of our common stock, modify the Company's certificate of incorporation or bylaws, adopt any agreement of merger or consolidation or recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's assets or the dissolution of the Company. Regularly scheduled meetings of the board are held periodically each year and special meetings are held from time to time. As a consequence, the occasions on which this committee is required to take action are limited. The committee did not meet during fiscal 2000.

Stock Option Committee. The Stock Option Committee of the Board of Directors, currently consisting of Messrs. Shaughnessy and Macrae, is authorized to administer the Company's existing stock option plan. The committee did not meet separately from the board during fiscal 2000.

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

The audit functions of the Audit Committee are focused on three areas:

      o the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

      o the independence and performance of the Company's internal auditors and independent auditors; and

      o  the Company's compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors. We regularly meet privately with the independent auditors who have unrestricted access to the Audit Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Audit Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action.

The Directors who serve on the committee are all "Independent" for purposes of the Nasdaq listing standards. That is, the Board of Directors has determined that none of us has a relationship with USV that may interfere with our independence from USV and its management. The Board has adopted a written charter setting out the audit related functions the committee is to perform. You can find a copy of that charter attached to this Proxy Statement as Appendix A.

Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us. We reviewed the Company's audited financial statements for the fiscal year ended January 31, 2001, with both management and Ernst & Young, the Company's independent auditors, to discuss those financial statements. Management represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We received from and discussed with Ernst & Young the written disclosure and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Ernst & Young any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements for the fiscal year ended January 31, 2001, be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

Submitted by the Audit Committee of the Company's Board of Directors.

Richard K. McDonald (Chairman)
Dennis J. Shaughnessy
J. Roger Sullivan, Jr.

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

--------------------------------------------------------------------------------

The Company's executive compensation program is philosophically designed to reward exceptional performance and to align the financial interests of the Company's senior executives with those of the equity owners of the Company. To achieve this end, the Committee has developed and implemented a compensation program designed to attract and retain highly skilled executives with the business experience and acumen necessary for achievement of the Company's long-term business objectives. The Compensation Committee uses compensation surveys to provide information and data to assist it in developing compensation programs that are competitive with other similarly-situated companies.

The Company's executive compensation consists of three components: base salary; an annual performance-based bonus; and stock-based compensation. The general guidelines used by the Company to determine these components are described below. Subject to these guidelines, bonus awards and option grants are awarded on a discretionary rather than a formulaic basis.

BASE SALARY

The base salaries paid to the Company's executive officers are based upon recommendations of senior management, and require approval of the Compensation Committee. Management takes into account a variety of factors in determining base salary, including:

      o   competitive salaries for comparable officers at comparable companies;

      o individual performance and an assessment of the value of the individual's services to USV;

      o the fairness of individual executive officers' salaries relative to their responsibilities;

      o   the salaries of other executive officers; and

      o   USV's financial performance.

At different times, depending upon prevailing circumstances, the Compensation Committee gives these criteria varying degrees of weight.

ANNUAL BONUS

The Company uses annual incentive bonuses to recognize individual performance and reward exceptional contributions to the Company's business. Bonuses are determined as follows. At the end of each fiscal year, a bonus pool is proposed by senior management and reviewed with the Compensation Committee. The bonus pool, which includes amounts to be paid to the Chief Executive Officer and the four other most highly compensated officers in the Company, is allocable based on:

      o USV's EBITDA growth rate for the year (taking into account long-term investment);

      o   each individual's contribution to the whole; and

      o   the prior year's bonus pool.

Although these factors are considered, bonus pools are allocated on a discretionary, rather than a formulaic basis.

Once the bonus pool is established, senior USV management are responsible for making recommendations to the Compensation Committee regarding allocation to executives other than the four most highly compensated officers of the Company based on a subjective assessment of individual performance. The Compensation Committee is responsible for determining the CEO's bonus and the CEO makes recommendations to the Compensation Committee regarding allocation of the bonus pool to the four other most highly compensated executive officers of the Company, which the Compensation Committee then approves or disapproves. Subject to certain guidelines based on salary levels, bonuses are entirely discretionary, with exceptional efforts and results rewarded disproportionately.

STOCK OPTIONS

The Committee believes that its stock option program appropriately links executive interest to stockholder value. The Company makes annual option grants to eligible employees based on performance and issues options to certain employees upon initial employment and (promotion) and in connection with entering into certain new employment arrangements.

The number of options available for grant each year and the allocation of options is determined as described below. At the end of the year, an aggregate option pool available for grant to USV executives is proposed by senior management and reviewed with and approved by the Compensation Committee and the Stock Option Committee. As is the case with bonuses, once the option pool is established, senior USV management are responsible for making recommendations to the Compensation Committee regarding allocation to executives other than the five most highly compensated executive officers. As is the case with bonuses, the CEO makes recommendations to the Compensation Committee regarding option grants to the four most highly compensated executive officers other than the CEO and the Compensation Committee determines the number of options to be granted to the CEO. Subject to certain guidelines based on salary levels, option grants from the established pool are discretionary. In addition, a certain number of options are set aside each year for extraordinary grants to new hires, renewals or other grants that fall outside the annual grant program. All grants are reviewed and approved by the Compensation Committee and the Stock Option Committee, and the vast majority of the options granted vest over a three-year period.

SUMMARY

The Compensation Committee believes that the Company's executive compensation program must continually provide executives with a strong incentive to focus on and achieve the Company's business objectives and link a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders. By assuring that executives are appropriately compensated and therefore motivated, the long-term interests of stockholders will be best served. The actions taken by the Compensation Committee in 2000 were consistent with this focus and the principles outlined above.

Submitted by the Compensation Committee of the Company's Board of Directors

Dennis J. Shaughnessy (Chairman)
G. Kenneth Macrae
Richard K. McDonald

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

--------------------------------------------------------------------------------

Neither Messrs. Shaughnessy, Macrae or McDonald is an officer or employee, or former officer or employee, of USV or any of its subsidiaries. No interlocking relationship exists between the members of USV's Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

================================================================================

EXECUTIVE COMPENSATION

================================================================================

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------

The following table summarizes the total compensation, for each of the last three fiscal years, earned by the Named Executive Officers--the Chief Executive Officer and the three other most highly compensated executive officers of USV who earned over $100,000 and who were serving in such capacities as of January 31, 2001.

                          LONG-TERM COMPENSATION AWARDS

                                                                             SHARES
    NAME AND PRINCIPAL             FISCAL                                   UNDERLYING         ALL OTHER
       POSITIONS                    YEAR         SALARY      BONUS           OPTIONS         COMPENSATION(1)
    ------------------             ------       --------    -------         ----------       ---------------
William A. Schwartz, Jr.......      2000        $297,000    $    --          228,735             $    35
   President and Chief              1999         275,000         --               --                  --
   Executive  Officer               1998         222,000     50,000               --                  --

George T. Gorman..............      2000         185,000         --           80,665               1,256
   President, Retail                1999         176,000         --               --               1,297
                                    1998         161,300     25,000           65,000               1,068

Gayle E. Schmidt..............      2000         185,000         --           76,050                  --
   Executive Vice                   1999         176,000         --               --                  --
   President and Chief              1998         161,200     25,000               --                  --
   Operating Officer

George E. McHenry, Jr. (2)....      2000         175,000         --           76,050               1,167
   Executive Vice President,        1999         163,900         --               --                 860
   Chief Financial Officer          1998         152,200     25,000               --                 725
   and Secretary

----------

(1) Includes the value of the Company's contributions to the Company-sponsored 401(k) plan and the amount paid by the Company for term life insurance coverage under health and welfare plans.

(2)      Mr. McHenry resigned from his position with the Company in October
         2001.

--------------------------------------------------------------------------------

STOCK OPTIONS

--------------------------------------------------------------------------------

The following table sets forth certain information about the stock option awards that were made to the Named Executive Officers during fiscal 2000. All of these options are transferable to family members under specified conditions.

--------------------------------------------------------------------------------

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           PERCENTAGE                                   POTENTIAL REALIZABLE VALUE
                             NUMBER OF      OF TOTAL                                    AT ASSUMED ANNUAL RATES OF
                              SHARES         OPTIONS                                     STOCK PRICE APPRECIATION
                            UNDERLYING     GRANTED TO      EXERCISE                        FOR OPTION TERM(1)
                              OPTIONS     EMPLOYEES IN      PRICE       EXPIRATION   --------------------------------
           NAME               GRANTED      FISCAL YEAR     PER SHARE        DATE           5%($)           10%($)
--------------------------- -----------  --------------   -----------   ----------   ---------------- ---------------
William A. Schwartz, Jr.      228,735          29.5%         $3.00        6/01/10            0               0
George T. Gorman               80,665          10.4           3.00        6/01/10            0               0
Gayle E. Schmidt               76,050           9.8           3.00        6/01/10            0               0
George E. McHenry, Jr. (2)     76,050           9.8           3.00        6/01/10            0               0
--------------------------- -----------  --------------   -----------   ----------   ---------------- ---------------

(1) Potential value is reported net of the option exercise price, but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of USV's common stock, as well as on the option holders' continued employment through the vesting period. The potential realizable values are zero because the market price of USV's common stock was less than the exercise price of the options on the date granted.

(2)      Mr. McHenry resigned from his position with the Company in October
         2001.

--------------------------------------------------------------------------------

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                          NUMBER OF SHARES                VALUE OF UNEXERCISED
                                       UNDERLYING UNEXERCISED            IN-THE MONEY OPTIONS(1)
                                     OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR-END
                                    ------------------------------ ------------------------------------
              NAME                   EXERCISABLE    UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
----------------------------------- ------------- ---------------- ------------- ----------------------
William A. Schwartz, Jr.               228,735         228,735           $0             $285,919
George T. Gorman                        80,665          80,665            0              100,831
Gayle E. Schmidt                        76,050          76,050            0               95,063
George E. McHenry, Jr. (2)              76,050          76,050            0               95,063
----------------------------------- ------------- ---------------- ------------- ----------------------

(1) Amounts were calculated using the closing price of the common stock on the last trading day of the fiscal year ($4.25).

(2)      Mr. McHenry resigned from his position with the Company in October
         2001.

--------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

--------------------------------------------------------------------------------

We entered into an employment agreement in 1998 with William A. Schwartz, Jr., President and Chief Executive Officer. The employment agreement provides for a guaranteed base salary and the right to be considered for such bonus programs as are adopted by the board. The initial term of Mr. Schwartz's employment agreement was for three years and automatically renews annually for successive three-year terms if not terminated by either party. Under the terms of Mr. Schwartz's agreement, he is entitled to salary continuation for the balance of the term of his employment agreement, but not less than one year, if his employment is terminated by us other than for cause or if he resigns for good reason under the terms of the agreement. The severance payable to Mr. Schwartz will depend on his monthly salary at that time. His current monthly salary is $22,917. If all or substantially all of the assets of the Company are sold, or a merger or sale of all or substantially all of the stock of the company occurs while Mr. Schwartz is employed by the Company, he will receive a bonus payment of $750,000.

We also entered into salary continuation agreements in 1998 with George T. Gorman, President-Retail, and Gayle E. Schmidt, Executive Vice President and Chief Operating Officer. Under the terms of each of these agreements, the executive is entitled to salary continuation for one year if the executive's employment is terminated by us other than for cause, or if the executive resigns with good reason under the terms of the agreement. The severance due to each executive depends on the executive's monthly salary at that time. The current monthly salary for each executive is $16,133. Each executive has also agreed not to compete with the Company for a period of six months following the termination of the executive's employment with the Company.

--------------------------------------------------------------------------------

OTHER BENEFITS

--------------------------------------------------------------------------------

401(k) Retirement Plan. USV maintains a 401(k) retirement savings plan that is available to substantially all employees. Under the terms of the plan, USV matches 25% of each participant's voluntary contributions up to 3% of the participant's compensation. A participant vests ratably in the matching contributions over the first five years of employment (20% per year).

--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

--------------------------------------------------------------------------------

Mr. Schwartz, who is the director that is also a USV employee, does not receive any additional compensation for serving on the Board of Directors.

Annual Retainer Fee. Historically, each director of USV who is not an employee of USV or any USV subsidiary receives an annual retainer payable in either cash or either options or warrants to acquire shares of USV's stock. Each current director who is not an employee of the Company received a cash payment of $15,000 for serving as a director during their current term. The form and amount of the annual retainer to be paid by USV to eligible directors for the term beginning at the annual meeting has not yet been determined.

Other Benefits. USV reimburses directors for the reasonable expenses associated with attending Board meetings and provides them with liability insurance coverage for their activities as directors of USV.

================================================================================

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

================================================================================

Subject to stockholder ratification, the Board of Directors has approved and recommends the appointment of Ernst & Young LLP, certified public accountants, to serve as independent auditors for the Company for the fiscal year ending January 31, 2002, and until their successors are elected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of directors who are not employees of the Company.

Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of common stock which are represented and entitled to vote at the meeting. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.

A representative of Ernst & Young LLP is expected to be present at the annual meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------

VOTE REQUIRED AND BOARD RECOMMENDATIONS

--------------------------------------------------------------------------------

THE APPOINTMENT OF ERNST & YOUNG LLP MUST BE RATIFIED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

--------------------------------------------------------------------------------

DISCLOSURE OF AUDIT FEES

--------------------------------------------------------------------------------

Audit Fees: Audit fees paid by U.S. Vision to Ernst & Young LLP for the fiscal year ended January 31, 2001, were $180,000 and all other fees were $9,500, all of which were for audit related services. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

================================================================================

PERFORMANCE GRAPH

================================================================================

The following Performance Graph compares, for the period that our Peer Group common stock has been publicly traded (since December 2, 1997), the cumulative total stockholder return for USV, The Nasdaq Stock Market (U.S. Compares) Index (the "Nasdaq Market Index"), and The Peer Group Index (the "Peer Group Index"). The Peer Group Index consists of the Company and the following companies which are engaged primarily in the retail optical business: Cole National Corporation; Luxottica; Vista Eyecare, Inc.; and Emerging Vision, Inc. The Performance Graph assumes that $100 was invested beginning on the date of our initial public offering in each of USV and the indexes. Total return performance for the Nasdaq Market Index and the Peer Group Index is weighted based on the market capitalization of the companies included in each index and assumes that dividends are reinvested. In fiscal 2000, we did not declare or pay any dividends on our common stock. Immediately following the Performance Graph is a chart of the numerical plot-points that support the graph. We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.





                                    12/02/97    01/30/1998    1/29/1999    01/31/2000    01/31/2001
                                    --------    ----------    ---------    ----------    ----------
         U.S. Vision, Inc           $ 100.00      $106.94      $ 79.17      $  31.60      $  47.23
         Nasdaq Market Index        $ 100.00      $112.42      $ 88.43      $ 131.41      $ 220.18
         Peer Group Index           $ 100.00      $100.89      $156.72      $ 247.15      $ 173.91

================================================================================

STOCK OWNERSHIP

================================================================================

The following table sets forth, as of January 31, 2001, certain information regarding the beneficial ownership of our common stock by:

         o Each person or entity who is known by us to own beneficially 5% or more of our outstanding common stock;

         o     each director of the Company;

         o     each of our Named Executive Officers; and

         o     all of our directors and executive officers as a group.

                                                                          OPTIONS OR
                                                                           WARRANTS
                                                NUMBER OF SHARES          EXERCISABLE
              NAME AND ADDRESS                    BENEFICIALLY             WITHIN 60          PERCENTAGE OF SHARES
            OF BENEFICIAL OWNER                     OWNED(1)                  DAYS            BENEFICIALLY OWNED(1)
            -------------------                 ----------------          -----------         ---------------------
Norcross Roberts Group..................            2,011,401                      --              25.8%
     c/o George E. Norcross III
     1701 route 70 East
     Cherry Hill, NJ  08034
Grotech Partners IV, L.P. ..............            1,583,951                      --              20.3%
     9690 Deereco Road
     Timinium, MD  21093
Stolberg Partners, L.P..................            1,525,159                      --              19.5%
     767 Third Avenue
     New York, NY  10017
Constitution Partners I, L.P............              487,228                      --               6.2%
     600 Grant Street, 57th Floor, USX Tower
     Pittsburgh, PA  15219
William A. Schwartz(2)..................               60,190                 228,735               3.6%
Dennis J.. Shaughnessy (3)..............            1,953,795                  39,000              25.4%
J. Roger Sullivan, Jr.(3)...............            1,953,795                  39,000              25.4%
Richard K. McDonald(4)..................              737,254                  19,500               9.7%
George T Gorman(2)......................               --                      80,665               1.0%
Gayle E. Schmidt  (2) ..................                1,040                  76,050               *
George E. McHenry, Jr.(2)...............               --                      76,050               *
Peter M. Troup    ......................                8,228                  63,944               *
G. Kenneth Macrae ......................                2,471                  27,618               *
Directors and executive
  officers as a group
  (9) persons...........................            2,762,978                 650,562              40.4%

----------
*       Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class A common stock shown as beneficially owned by them.

(2) The address of Messrs. Schwartz, Gorman and McHenry, and Ms. Schmidt is c/o U.S. Vision, Inc., One Harmon Drive, Glendora, NJ 08029.

(3) The shares of stock listed in Mr. Shaughnessy's and Mr. Sullivan's name are owned by Grotech Partners IV, L.P., Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., each a limited partnership in which Mr. Shaughnessy and Mr. Sullivan serve as directors or officers of the respective general partners. Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., is the holder of 1,295 of these shares. Grotech Capital Group IV, LLC, the general partner of Grotech Partners IV, L.P., is the holder of 3,166 of these shares. Messrs. Shaughnessy and Sullivan disclaim beneficial ownership of these shares for all purposes.

(4) A portion of these shares of stock held in Mr. McDonald's name are owned by M&M General Partnership and Constitution Partners I, L.P., each a limited partnership in which Mr. McDonald serves as a director or officer of the respective general partners. Mr. McDonald disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

================================================================================

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

================================================================================

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since 1990, we have leased a retail store, office and administrative space located in a 7,000 square foot building in Philadelphia, Pennsylvania, from a limited partnership in which William A. Schwartz, Jr. and Gayle E. Schmidt, both of whom are executive officers of the Company and 10% limited partners of the partnership. Mr. Schwartz is also the general partner of the partnership. We made payments to the partnership of $136,600 in each of the fiscal 1998, 1999 and 2000. Management believes that the lease terms are comparable to those that could have been obtained pursuant to an arm's length transaction with unaffiliated partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended January 31, 2001, were made on a timely basis.

================================================================================

ADDITIONAL INFORMATION

================================================================================

RECORD DATE; SHARES OUTSTANDING

Stockholders of record of the Company's common stock at the close of business on December 31, 2001, are entitled to notice of, and will be entitled to vote at, the annual meeting. Each share of common stock issued and outstanding is entitled to one vote on any matter submitted to a vote of our stockholders. As of the close of business on December 31, 2001, there were 7,802,942 shares of common stock outstanding and entitled to be voted.

QUORUM

More than 50% of the shareholders entitled to vote must be represented at the meeting before any business may be conducted. If a quorum is not present, it is expected that the annual meeting will be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes and, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the annual meeting, except for any proxies that may have been revoked or withdrawn. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

PROXIES; RIGHT TO REVOKE

By submitting your proxy, you will authorize William A. Schwartz and Carmen J. Nepa to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to the Company's Corporate Secretary by submitting a later-dated proxy or by voting in person at the meeting.

DEFAULT VOTING

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR all proposals, and if any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

TABULATION OF VOTES

Registrar and Transfer Company, the Company's transfer agent, will tabulate and certify the votes. If your shares are treated as a broker non-vote, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Because the election of directors is done by a plurality of votes, a broker non-vote will have no effect on the outcome of the vote. However, because the ratification of auditors is done by a majority of votes cast at the meeting, a broker non-vote will count as a vote against the matter being considered.

VOTING BY STREET NAME HOLDERS

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares according to your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares in its discretion.

INDEPENDENT ACCOUNTANTS

The Board has again appointed Ernst & Young LLP as independent accountants for fiscal 2001. Representatives of that firm will be at the meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

PROXY SOLICITATION

USV will bear the costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by directors, officers and employees of USV. USV may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S MEETING

Any stockholder who desires to present a proposal for consideration at our annual meeting of shareholders for the fiscal year ending January 31, 2002, and to include such proposal in that meeting's proxy statement must deliver the proposal to the Company's principal executive offices no later than the close of business on March 31, 2002. Proposals should be addressed to Corporate Secretary, U.S. Vision, Inc., One Harmon Drive, Glendora, New Jersey 08029 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

STOCKHOLDER LIST

For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the annual meeting will be available for examination, for purposes relevant to the meeting, during ordinary business hours at the Company's principal executive offices. The list will also be available for examination at the meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the fiscal 2000 Annual Report on Form 10-K, as amended (without exhibits) is being distributed along with this Proxy Statement. In addition, the report (with exhibits) is available at the World Wide Web site of the Securities and Exchange Commission (www.sec.gov).

OTHER BUSINESS

The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ Carmen J. Nepa III

                                       Carmen J. Nepa III
                                       Senior Vice President,
                                       Chief Financial Officer and Secretary

                                       Glendora, New Jersey
                                       January 22, 2002

                                                                      APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                                U.S. VISION, INC.

                                   APRIL 2000


                                    ARTICLE I
                                     PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities in connection with: (a) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (b) reviewing the Company's systems of internal controls established by management for finance, accounting, legal compliance and ethics that management and the Board have established; (c) reviewing the Company's auditing, accounting and financial reporting processes generally; (d) monitoring compliance with legal and regulatory requirements; and (e) monitoring the independence and performance of the Company's internal and external auditors.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                                   ARTICLE II
                                   MEMBERSHIP

         The Committee shall be comprised of at least three members of the Board, and the Committee's composition shall meet the following listing requirements of the NASD (which apply to all Nasdaq listed companies):

         1. Each member of the Committee must not have any relationship with the Company that may interfere with the exercise of the member's independence;

         2. Each member of the Committee must be financially literate(1) or become financially literate within a reasonable period of time after appointment to the Committee; and

         3. At least one member of the Committee shall have expertise in accounting or financial reporting.(2)

--------
(1) The term "financial literacy" means that a member of an audit committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows or will become able to do so within a reasonable period of time after being appointed to an audit committee. The term "financial literacy" does not mean that a member must have a CFO's or accounting practitioner's understanding of GAAP.

(2) The term "expertise in accounting or financial reporting" means that at least one member of the audit committee must have had some past employment experience in finance or accounting, a professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a CEO, CFO or other senior officer with financial oversight responsibilities.

The members of the Committee shall select a chairman by a majority vote of the members of the Committee.


                                   ARTICLE III
                              KEY RESPONSIBILITIES

         The following functions are the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this function as appropriate given the circumstances.

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review with management and the independent auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4. As a whole, or through the Committee chair, the Committee shall review with the independent auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS 61. This interim review will occur prior to the filing of each Form 10-Q and, when possible, prior to each quarterly earnings release.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         7. Receive periodic reports from the independent auditor regarding the auditor's relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent auditor any such disclosed relationships and their impact on the auditor's independence. The Committee shall recommend that the Board take appropriate action to ensure the independence of the auditor.

         8. Recommend to the Board, based on the review and discussions specified in 2 and 7 above, that the financial statements be included in the Annual Report on Form 10-K.

         9. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditor. The Committee shall also approve the fees to be paid to the independent auditor. The Committee shall meet with the independent auditor prior to the

                Company's audit to review the planning and staffing of the audit. After the completion of the audit, the Committee shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the independent auditor (and the Company's response to such letter). Such review shall include:

                A. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;
                B. Any changes required in the planned scope of the internal audit; and
                C. The internal audit department responsibilities, budget and staffing.

         10. Review the appointment and replacement of senior internal auditing executives, and review the significant reports to management prepared by the internal auditing department and management's responses thereto.

         11. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         12. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         13. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         14. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

         The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the outside auditors are responsible for auditing those financial statements. The Committee also recognizes that management of the Company, including the internal audit staff, as well as the outside auditors have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Company's financial statements or any professional certification as to the outside auditor's work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations.

                                                                      APPENDIX B
PROXY

                                U.S. VISION, INC.

    SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William S. Schwartz, Jr., and Carmen J. Nepa III, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the fiscal 2000 annual meeting of Shareholders of U.S. Vision, Inc., to be held on the 19th day of February 2002 (pursuant to the Notice of Annual Meeting dated January 2002 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of U.S. Vision, Inc., that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. ELECTION OF DIRECTORS                             NOMINEES: G. Kenneth Macrae, Richard K.
   FOR all nominees        WITHHOLD                  McDonald, George E. Norcross III, Joseph J.
   listed to the right     AUTHORITY                 Roberts, Jr., William A. Schwartz, Jr.,
   (except as marked       to vote for all           Dennis J. Shaughnessy, J. Roger Sullivan,
   to the contrary)        nominees listed           Jr. and Peter M. Troup.
                           to the right
        [ ]                     [ ]                  INSTRUCTION: To withhold authority to vote
                                                     for any individual nominee, write such
2. RATIFICATION OF ERNST & YOUNG LLP                 individual's name in the space provided
   AS INDEPENDENT AUDITOR.                           below.
   FOR   AGAINST  ABSTAIN
   [ ]     [ ]      [ ]                              ------------------------------------------

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
   TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING.
   FOR   AGAINST  ABSTAIN
   [ ]     [ ]      [ ]


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                               , 2002
                                          -------------------------------

                                    --------------------------------------------
                                                    (Signature)

                                    --------------------------------------------
                                             (Signature if held jointly)